UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 14, 2010

EQUITY RESIDENTIAL
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-12252 (Commission File Number)	13-3675988 (I.R.S. Employer Identification No.)
Two North Riverside Plaza, Suite 400
Chicago, Illinois 60606
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (312) 474-1300
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
          Effective December 14, 2010, Equity Residential, a Maryland real estate investment trust (the “Company”), amended and restated its Bylaws to amend Article II, Section 7 (Voting) of the Bylaws to adopt a majority vote standard for the election of trustees in uncontested elections and to incorporate a trustee resignation policy for any trustee who does not receive the requisite vote. Prior to the adoption of majority voting, the Company’s trustee resignation policy had been set forth in the Board of Trustee’s Guidelines on Governance. The description of these amendments are qualified in their entirety by reference to the Bylaws filed as Exhibit 3.1 hereto.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS
3.1	Seventh Amended and Restated Bylaws of Equity Residential, effective as of December 14, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2010	EQUITY RESIDENTIAL
	By:	/s/ Yasmina Duwe
Yasmina Duwe
Senior Vice President, Associate General Counsel and Secretary

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